                                                                    EXHIBIT 10.3

                                 AMENDMENT NO. 2

          Amendment No. 2, dated as of December 7, 2000 (the "Amendment"), to the Senior Subordinated Credit Agreement, dated as of December 7, 1999, as amended, among Vertis, Inc. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation (the "Company"), Verbs Holdings, Inc. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation ("Holdings"), the Subsidiary Guarantors named on the signature pages hereto, the Lenders named on the signature pages hereto (the "Lenders") and Bankers Trust Company, The Chase Manhattan Bank and Banc of America Bridge LLC (f/k/a NationsBridge, L.L.C.) as Agents for the Lenders (in such capacity, the "Agents") (the "Credit Agreement"). Except as otherwise indicated herein, capitalized terms used herein have the same meanings as set forth in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, pursuant to Section 12.6 of the Credit Agreement, the Company and the Required Lenders desire to amend certain provisions of the Credit Agreement;

          NOW THEREFORE, in consideration of the premises and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   AMENDMENT.

          (a)  COVER PIE AND PREAMBLE.

               (i)    The cover page of the Credit Agreement is hereby amended
(A) by deleting the reference to "Big Flower Press Holdings, Inc." and replacing it with "Verbs, Inc.," (B) by deleting the reference to "Big Flower Holdings, Inc." and replacing it with. "Vertis Holdings, Inc." and (C) by deleting the reference to "NationsBridge, L.L.C." and replacing it with "Banc of America Bridge LLC"

               (ii) The preamble of the Credit Agreement is hereby amended (A) by inserting the words "Vertis, Inc., formerly known as" immediately before the words "Big Flower Press Holdings, Inc.," (B) by inserting the words "Vertis Holdings, Inc., formerly known as" immediately before the words "Big Flower Holdings, Inc." and changing the defined term "Big Flower" and all references thereto in the Credit Agreement to "Holdings" and (C) by inserting the words "Banc of America Bridge LLC, formerly known as" immediately before the words "NationsBridge, L.L.C."

          (b) SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:

               (i) The definition of "Big Flower" is hereby deleted in its entirety and is replaced with the following:

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                      "'Holdings' has the meaning ascribed to such term in the
          introduction to this Agreement."

               (ii) The definition of "Demand Take-Out Notes" is hereby amended by deleting the words "Bridge Notes" and "Bridge Loan" therein and replacing them with the words "Term Loan."

               (iii) The definition of "Eligible Assignee" is hereby amended by adding the following proviso immediately before the period at the end of the definition:

                      "; provided that any Eligible Assignee that only satisfies clause (A)(iv) of this definition who will be the beneficial owner of 75% or more of the aggregate amount of all equity that could be issued pursuant to Section 5.12 and Section 5.13(iv) shall be reasonably acceptable to the Company"

               (iv) The definition of "Senior Subordinated Indenture" is hereby deleted in its entirety and is replaced with the following:

                      "'Senior Subordinated Indenture' means an indenture between the Company and a trustee which shall include guarantees by the Subsidiary Guarantors substantially identical to the guarantees contained in Section 10, and subordination provisions substantially identical to those contained in Sections 8 and 11, and which shall include the terms set forth in Exhibit XIV attached hereto and which shall be substantially in the form of the Agents' customary high yield indenture (and, if any notes issued thereunder are sold in a public offering, with appropriate changes as the Company and the Agents may approve to reflect such public offering), as the same may at any time be amended, modified and supplemented."

               (v) The definition of "Take-Out Banks" is hereby deleted in its entirety and is replaced with the following:

                      "'Take-Out Banks' means Deutsche Bank Securities Inc., Chase Securities, Inc., Bank of America Securities LLC and Fleet Securities, Inc."

          (c) SECTION 2.4. Section 2.4 is hereby deleted in its entirety and is replaced with the following:

                      "The Company shall pay all of the fees and other obligations in accordance with, and at the times specified by, that certain fee letter, dated as of December 7, 2000, by and among the Company, Bankers Trust Corporation, The Chase Manhattan Bank, Banc of America Bridge LLC and the other lenders parties thereto."

          (d) SECTION 3.2. Section 3.2G is hereby deleted in its entirety and is replaced with the following:

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                      "The Company shall have paid all fees owing on or prior to the Conversion Date pursuant to Section 2.4 in cash."

          (e) SECTION 5.12. Section 5.12 B is hereby deleted in its entirety and replaced with the following:

                      "If it shall be reasonably determined by the Take-Out Banks in consultation with the Company and Holdings based upon the prevailing market conditions that it is necessary and advisable to sell the Demand Take-Out Notes with an equity component, Holdings shall issue common equity to the purchasers of the Demand Take-Out Notes in such amount as is necessary in order for the Company to repay the Term Loan in whole or in part, after taking into account the prevailing market conditions; provided that in no event will Holdings be required to issue common equity in excess of the Warrant Basket. For purposes of this Agreement, Warrant Basket means 5% of Holdings' fully diluted common equity at the earlier of (x) the time of sale of the first Demand Take-Out Notes with an equity component pursuant to this Section 5.12B or (y) June 30, 2001 (such date being referred to as the "Initial Warrant Issuance Date") less the amount of any common equity issued in accordance with the provisions of Section 5.13(iv) and less any common equity previously issued pursuant to this Section 5.12B, it being understood that prior to June 30, 2001 the Take-Out Banks can allocate, in their sole discretion, more or less than the pro rata amount of warrants in connection with the issuance of Demand Take-Out Notes. After June 30, 2001, the number of warrants issued in connection with the sale of Demand Take-Out Notes shall be determined on a pro rata basis based upon the aggregate principal amount of Term Loans outstanding on June 30, 2001 unless, with respect to any particular Lender, such Lender agrees and so directs the Take-Out Banks with respect to any portion of the common equity that such Lender would be entitled to receive pursuant to Section 5.13(iv) in connection with an Exchange Request to relinquish the future right to receive all or a portion of such common equity and instead have it issued in connection with the sale of Demand Take-Out Notes, it being further understood that if the Take-Out Banks sell Demand Take-Out Notes without using the full amount of the Warrant Basket, then the full amount of the Warrant Basket shall be available, as needed, in connection with subsequent issuances of Demand Take-Out Notes in accordance with this Section 5.12B and for issuance pursuant to
          Section 5.13(iv). Such common equity will take the form of warrants substantially in the form attached hereto as Exhibit XIII or as otherwise agreed to by Holdings and the Agents (the "Warrant Agreement") and shall have the benefit of the Registration Rights and Stockholders Agreement."

          (f) SECTION 5.13. Section 5.13 is hereby deleted in its entirety and replaced with the following:

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                      "On any date after June 30, 2001, on the 15th Business Day following the written request (the "Exchange Request") of a holder of Term Notes requesting the exchange of Term Notes for Exchange Notes:

                      (i) The Company shall execute and deliver, cause each Subsidiary Guarantor to execute and deliver, and cause a bank or trust company acting as trustee thereunder to execute and deliver, the Senior Subordinated Indenture, if such Senior Subordinated Indenture has not previously been executed and delivered;

                      (ii) The Company shall execute and deliver to such holders or beneficial owners in accordance with the Senior Subordinated Indenture notes in the form attached to the Senior Subordinated Indenture (the "Exchange Notes") bearing a fixed interest rate equal 13.5% per annum in exchange for such Term Notes dated the date of the issuance of such Exchange Notes, payable to the order of such holder or owner, as the case may be, in the same principal amount as such Term Notes being exchanged, and cause each Subsidiary Guarantor to endorse its guarantee thereon;

                      (iii) The Company shall execute and deliver, and cause each Subsidiary Guarantor to execute and deliver, to such holder or owner, as the case may be, a Registration Rights Agreement in the form of Exhibit V; if such Registration Rights Agreement has not previously been executed and delivered or, if such Registration Rights Agreement has previously been executed and delivered and such holder or owner is not already a party thereto, permit such holder or owner to become a party thereto; and

                      (iv) Holdings shall issue to each holder requesting Exchange Notes common equity in an amount equal to such holder's pro rata share (based upon its respective ownership of the aggregate principal amount of Term Loans outstanding at June 30, 2001) of the Warrant Basket as of June 30, 2001, and such common equity will take the form of warrants substantially in the form of the Warrant Agreement and shall have the benefits of the Registration Rights and Stockholders Agreement. Any transfer of Term Loans by any Lender may, at the option of the transferor Lender, include the right of any such transferee Lender to receive all or a portion of such transferor Lender's share of common equity upon a receipt of Exchange Notes pursuant to an Exchange Request by such transferee Lender. The right to receive common equity not so transferred pursuant to the immediately preceding sentence shall remain available to such transferor Lender for any future transfer of Term Loans by such transferor Lender and/or upon a request for Exchange Notes by such transferor Lender or, at the request of such transferor Lender, such common equity shall be available to the Take-Out Banks pursuant to
          Section 5.12B.

                      The principal amount of the Term Notes to be exchanged pursuant to this Section 5.13 shall be at least $5,000,000 and integral multiples of $10,000 in excess thereof. Term Notes delivered to the Company under this
          Section 5.13 in exchange for Exchange Notes shall be canceled by the Company and the corresponding amount of the Term Loan deemed repaid and the Exchange Notes shall be governed by and construed in accordance with the terms of the Senior Subordinated Indenture.

                      The bank or trust company acting as trustee under the Senior Subordinated Indenture shall at all times be a corporation organized and doing business under the laws of the United States of America or the State of New York, in good standing and having its principal offices in the Borough of Manhattan, in The City of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal or State authority."

          (g) SECTION 6.15. The Credit Agreement is hereby amended by adding the following new Section 6.15 to the Credit Agreement:

               "6.15 COVENANTS POST-JUNE 30, 2001.

               Subsequent to June 30, 2001 and provided that the fees payable pursuant to Section 2.4 have been paid in full, the Company will no longer be subject to the covenants set forth in Sections 6.1 through 6.14 but instead will be subject to the covenants set forth in Exhibit XIV attached hereto, with appropriate modifications thereto to reflect Loans instead of Exchange Notes. As soon as reasonably practicable after June 30, 2001, the Company, Holdings, the Agents and the Lenders shall enter into an amended and restated senior subordinated credit agreement incorporating such revised covenants."

          (h) SECTION 12.6. Section 12.6 of the Credit Agreement is hereby amended by deleting the "or" prior to the "(viii)" in the first proviso to the first sentence of Section 12.6 and adding the following at the end of such first proviso:

          "(ix) modify the third sentence of Section 5.1213 regarding the issuance of warrants after June 30, 2001 in connection with an issuance of Demand Take-Out Notes in a manner adverse to any Lender; or (x) modify Section 5.13(iv) in a manner adverse to any Lender"

          (i) EXHIBITS. The Exhibits to the Credit Agreement are hereby amended as follows:

               (i) EXHIBIT V. The form of Registration Rights Agreement is hereby amended (A) by deleting the reference to "$150,000,000" in the first sentence of Section 2(a) thereof and replacing it with "$90,000,000;" (B) by deleting the two references to "$50,000,000" in Section 2(d) thereof and replacing each of them with "$25,000,000;" and (C) by deleting the reference to "$100 million" in the first sentence of Section 3(a) thereof and replacing it with "$50,000,000."

               (ii) EXHIBIT XIII. The form of Warrant is hereby amended by deleting all references to "after the date of issuance of this Warrant" in
Article IV thereof and replacing each of them with "after the Initial Warrant Issuance Date."

               (iii) EXHIBIT XVI, which is attached hereto, is hereby added to the list of exhibits to the Credit Agreement.

     2. OTHER AGREEMENTS. The parties hereto acknowledge that, subject to prevailing market conditions, the Company, Holdings and the Take-Out Banks will be seeking to consummate a senior subordinated notes financing in the first quarter of 2001 to refinance the outstanding Loans. In connection with such proposed refinancing, the Company and Holdings acknowledge and agree that they will take all actions reasonably requested by the Take-Out Banks (including the preparation of an offering memorandum as soon as reasonably practicable after the date hereof) to consummate such refinancing and will comply with Section
5.12 of the Credit Agreement and the Take-Out Banks will act in good faith in connection with any request for the issuance of Demand Take-Out Notes pursuant to Section 5.12. The Company agrees to use its reasonable best efforts and act in good faith to complete and distribute to the Lenders a form of the Senior Subordinated Indenture on or prior to January 31, 2001.

     3. ADDITIONAL FEES. The Company agrees to pay on demand all costs and expenses of the Agents and Lenders in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Cahill Gordon & Reindel, counsel for the Agents and Lenders, with respect thereto.

     4. SCOPE OF AMENDMENT. Except as specifically amended hereby, the Credit Agreement, shall remain unchanged. It is declared and agreed by each of the parties hereto that the Credit Agreement, including but not limited to Section
5.12 thereof, subject to this Amendment, shall continue, in full force and effect, and that the Amendment and the Credit Agreement shall be read as and shall constitute one document.

     5. COUNTERPARTS. This Amendment may be executed in multiple counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

     7. ACKNOWLEDGMENT AND CONSENT BY THE SUBSIDIARY GUARANTORS. Each Subsidiary Guarantor hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under its Guarantee shall not be impaired or affected and its Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

          WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                       VERTIS, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       VERTIS HOLDINGS, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       SUBSIDIARY GUARANTORS:


                                       TREASURE CHEST ADVERISING COMPANY, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       TREASURE CHEST ADVERTISING COMPANY OF
                                       NEW YORK, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       TREASURE CHEST ADVERTISING HOLDING
                                       COMPANY OF TEXAS, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President

                                       TREASURE CHEST ADVERTISING COMPANY OF
                                       TEXAS, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       PRINTCO., INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       J.J. GRACE INCORPORATED


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       WEBCRAFT, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       COLORSTREAM TECHNOLOGIES, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       WEBCRAFT MIDWEST, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       WEBCRAFT CHEMICALS, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President

                                       KSS TRANSPORTATION CORPORATION


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       OLWEN INTERNATIONAL DIRECT MAIL, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       LASTER TECH COLOR, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President

                                       PACIFIC COLOR CONNECTION, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       DCS, INCORPORATED


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       GAMMA ONE, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       ENTERON GROUP, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President

                                       MASTER EAGLE GRAPHICS SERVICES, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       MASTER VU INCORPORATED


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       REVERE PHOTO PLATEMAKERS COMPANY


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       COMPUTER COLOR GRAPHICS, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       IMAGING CONSORTIUM, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       REACH AMERICA, INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       BIG FLOWER DIGITAL SERVICES (DELAWARE),
                                       INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President

                                       BIG FLOWER DIGITAL LLC


                                       By:  BIG FLOWER DIGITAL SERVICES
                                       (DELAWARE), INC.


                                       By:  /s/ Irene B. Fisher
                                            -----------------------------
                                            Title: Vice President


                                       AGENTS:

                                       BANKERS TRUST COMPANY,
                                         as co-agent

                                       By:/s/ David J. Flannery
                                          -----------------------------
                                          Title: Managing Director

                                       THE CHASE MANHATTAN BANK,
                                         as co-agent

                                       By:/s/ Lauren Camp
                                          -----------------------------
                                          Title:

                                       BANC OF AMERICA BRIDGE LLC,
                                         as co-agent

                                       By:  L.E. Wentz
                                            -----------------------------
                                            Title: Senior Vice President

                                       LENDERS:

                                       BANKERS TRUST CORPORATION

                                       By:/s/ David J. Flannery
                                          -----------------------------
                                          Title: Managing Director


                                       THE CHASE MANHATTAN BANK

                                       By:/s/ Lauren Camp
                                          -----------------------------
                                          Title:


                                       BANC OF AMERICA BRIDGE LLC

                                       By:/s/ L.E. Wentz
                                          -----------------------------
                                          Title: Senior Vice President


                                       ARCHIMEDES FUNDING III, LTD.

                                       By: ING Capital Advisors LLC,
                                         as Collateral Manager

                                       By:/s/ Amy Grenier
                                          -----------------------------
                                          Title: Vice President


                                       OAK HILL SECURITIES FUND II, L.P.

                                       By: Oak Hill Securities GenPar II, L.P.,
                                         its General Partner

                                       By: Oak Hill Securites MGP II, L.P.,
                                         its General Partner

                                       By:/s/ Scott D. Krase
                                          -----------------------------
                                          Title: Vice President

                                       D.K. ACQUISITION PARTNERS, L.P.

                                       By: M.H. Davidson & Co.,
                                         its General Partner

                                        By:/s/ Thomas Kempner
                                           -----------------------------
                                           Title: General Partner


                                       FRANKLIN FLOATING RATE TRUST

                                       By:/s/ Chauncey Lufkin
                                          -----------------------------
                                          Title: Vice President


                                       TCW LEVERAGED INCOME TRUST, L.P.

                                       By: TCW Advisers (Bermuda), Ltd.,
                                         as General Partner

                                       By:/s/ Mark L. Gold
                                          -----------------------------
                                          Title: Managing Director

                                       By: Investment Management Company,
                                         as Investment Adviser

                                       By:/s/ Jonathan R. Insull
                                          -----------------------------
                                          Title: Senior Vice President

                                       TCW LEVERAGED INCOME TRUST II, L.P.

                                       By: TCW Advisers (Bermuda), Ltd.,
                                         as General Partner

                                       By:  /s/ Mark L. Gold
                                            -----------------------------
                                            Title: Managing Director


                                       By: TCW Investment Management
                                         Company,
                                         as Investment Adviser

                                       By:/s/ Jonathan R. Insull
                                          -----------------------------
                                          Title: Senior Vice President


                                       FLEET CORPORATE FINANCE, INC.

                                       By:/s/ Timothy C. Shoyer
                                          -----------------------------
                                          Title: Managing Director


                                       MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                       INCOME STRATEGIES PORTFOLIO

                                       By: Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor

                                       By:  /s/ Jamin Patel
                                            -----------------------------
                                            Title: Vice President